UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                  ----------

                           TEMPLETON GROWTH FUND, INC.
                          -----------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                 AUGUST 31, 2008

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     GLOBAL

                           TEMPLETON GROWTH FUND, INC.

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                    (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE ............................................    1
ANNUAL REPORT
Templeton Growth Fund, Inc. ..............................    4
Performance Summary ......................................   13
Your Fund's Expenses .....................................   19
Financial Highlights and Statement of Investments ........   21
Financial Statements .....................................   30
Notes to Financial Statements ............................   34
Report of Independent Registered Public Accounting Firm ..   42
Tax Designation ..........................................   43
Board Members and Officers ...............................   44
Shareholder Information ..................................   49

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 12, 2008

Dear Shareholder:

The enclosed annual report for Templeton Growth Fund covers the 12 months ended August 31, 2008, but I would like to add some comments on market events that occurred in September and early October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money-market pressures and handling troubled financial assets. The outcome of all of these efforts may take a while to be realized, but I believe that the latest actions here and abroad mark a significant turning point.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew that these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by fund objective, investment clientele, management brand and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management.

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report

It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions on the ground remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Growth Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended August 31, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 12, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, October 6, 2008.


                        Not part of the annual report | 3

Annual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2008.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A had a -17.43% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -11.57% total return for the same period.(1) For the 10-year period ended August 31, 2008, Templeton Growth Fund - Class A delivered a +134.61% cumulative total return, compared with the MSCI World Index's +75.22% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

The U.S. experienced uneven gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy generally was in a slowing trend. Some economists speculated whether the U.S. would enter a recession while others believed one was

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/08, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +8.90%, compared with the +5.77% 10-year average annual total return of the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 26.


                                4 | Annual Report
already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Signs of a global slowdown did surface in the latter half of the reporting period, but for the entire period growth remained robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in oil prices was one of the most extreme market trends of recent months and a major focus of attention, due to its wide-ranging impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a wide spectrum, from natural gas and precious metals, to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S. focused on reigniting its economy through fiscal and monetary policies, and accordingly the Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from 5.25%. The eurozone made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank joined many of the world's central banks whose concerns about inflation had led them to raise rates. Overall, interest rate differentials pressured the U.S. dollar, which declined versus many of the world's currencies. The greenback, however, regained some ground as the Fed paused in April and implied that its next move could be a rate hike, and oil and other commodity prices that are set in U.S. dollars declined toward period-end.

Against this challenging economic backdrop, many global equity markets were volatile, and generally declined over the 12-month period even though the weaker U.S. dollar aided returns. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/08

                               (PERFORMANCE GRAPH)

Europe                                      46.1%
North America                               41.1%
Asia                                        11.9%
Short-Term Investments & Other Net Assets    0.9%

or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The 12-month period under review was challenging for equity investors, particularly those like us who practice the discipline of value investing, or buying out-of-favor stocks that trade at a discount to their future earnings, cash flow or asset value potential. The sharp correction in global equity markets and the pessimism that accompanied it broadly depressed stock indexes to bear market levels. At the heart of the crisis was a large scale contraction of credit and liquidity that severely -- and in some cases fatally -- impaired firms reliant on leverage as an integral part of their business models. These were primarily financials firms, and given the financial industry's role as liquidity provider, market maker, security underwriter and business advisor, the systemic delever-aging in the financial system began to compromise the health of the economy at large, inducing a widespread crisis of confidence on Wall Street and Main Street. As in past crises, an upwelling of fear and uncertainty led to reflexive selling, and lumped in with stocks that genuinely deserved to be penalized were many of the market's most venerable, highest-quality companies. The persistence of momentum trends throughout the Fund's fiscal year -- the rise of energy, metals and mining stocks and fall of consumer, financials, health care and media stocks -- presented a critical opportunity for investors with the ability to distinguish between the temporarily injured and the permanently impaired. It is important for shareholders to remember that our performance has suffered before at the hands of momentum driven markets such as the Japanese bubble of the 1980s and the technology bubble of the late 1990s. But such periods offered us the environment to identify opportunities amid the confusion and set the stage for long-term performance.

While past performance may provide some comfort, the expectation of future gains has less emotional immediacy than the realization of current losses. Although we believe the market is rich with long-term opportunity, it is also fraught with near-term challenges for value investors. The performance of the Fund's materials sector holdings illustrates the difficulties that faced bargain hunters.(2) The Fund's materials stocks declined sharply in value despite the sector's positive total return during the year under review. To a disciplined value

(2.) The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.


                                6 | Annual Report
investor, metals and mining stocks -- trading at historical peak valuations and with high sensitivity to their underlying commodities' price swings -- represented neither safety nor sustainability as investment options. For this reason, the Fund remained underweighted in the materials sector throughout the period, particularly in what we assessed as expensive metals and mining firms. This decision hurt relative performance and highlights a difficulty of value investing in momentum markets. We were, however, encouraged by the more recent rotation out of expensive commodities that we began to witness at the end of the reporting period.

Avoiding expensive investments is a difficult task, yet it is potentially rewarding for the long term. For example, financial companies' recent dependence on risky loan growth and excessive leverage to sustain peak levels of profitability was cause for concern. This was despite the historic rally that doubled the value of global financial stocks in the four years leading up to their undoing in the summer of 2007. At Templeton, we began reducing exposure to the sector some time ago and held an underweighted allocation relative to the benchmark throughout the credit crisis. Our caution was well-founded, and the reduced exposure helped limit the Fund's losses during the year under review. Nonetheless, the Fund's financial stocks retreated sharply on an absolute basis and half of the period's 10 worst detractors were financial companies.(3) Most notable was American International Group (AIG), the world's largest insurer. The stock lost roughly two-thirds of its value during the period when the company reported losses on contracts an AIG subsidiary wrote in the form of credit default swaps (CDS) that protect against default of collateralized debt obligations backed by mortgage securities. As the unfolding credit crisis eliminated the liquidity in these CDS policies, the company was required to mark them to market based on other similar asset pools. This practice could potentially be misleading as the actual default rates were running at levels far less than the unrealized losses indicated but which nevertheless significantly depleted the insurer's capital base. Given continued limited liquidity in financial markets at period-end AIG faced the ongoing risk that it would have difficulty raising capital to meet increased collateral obligations caused by mark-to-market requirements. Financials stocks overall fell severely during the period under review, creating a tempting scenario for bargain hunters. However, while we continued to monitor the sector closely, legitimate concerns existed about the remaining

WHAT IS MARK-TO-MARKET?

Mark-to-market is an accounting standard by which companies value their assets using current market values, which may be higher or lower than their purchase price or book value. Financial institutions are required to "mark-to-market" their securities.

(3.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate, and thrifts and mortgage finance in the SOI.


                                Annual Report | 7

TOP 10 COUNTRIES
Based on Equity Securities
8/31/08

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             41.1%
U.K.             15.5%
France            8.0%
Germany           6.7%
Japan             4.5%
Netherlands       4.0%
South Korea       3.9%
Switzerland       3.7%
Italy             3.7%
Singapore         1.5%

credit exposure and future earnings power of U.S. and European investment and commercial banks, and our analysis indicated that the risk-reward profile remained generally unfavorable for a larger scale reentry into the embattled sector.

Another sector that retreated sharply during the period was consumer discretionary.(4) Unlike financials, however, this sector had many companies we assessed as having strong balance sheets, solid business models and visible future earnings drivers. Because of this, we maintained a significantly overweighted position in the sector, a decision that negatively impacted relative performance during the year under review as the market focused on the potential effects a weakening economic environment could have on consumer spending. In particular, we favored selected media and auto manufacturer stocks within the consumer discretionary sector. Many traditional media stocks declined due to concerns that a slowing economy could diminish advertising revenues and that competition from online content providers would lure away viewers and subscribers. We believed these factors were already discounted in share prices and we remained attracted by media's high free cash-flow generation and historically low valuations. However, the stocks declined on pessimism and News Corp. and Viacom were among the period's 10 biggest detractors on an absolute basis. Within the beleaguered auto industry, we found interesting opportunities in what we assessed as inexpensive, nimble and well-managed companies such as Toyota Motor, Hyundai Motor and Bayerische Motoren Werke (BMW). We think Toyota is a good example of the industry's best companies that offer many attractive features. A weak U.S. consumer environment and currency headwinds from the strengthening yen depressed the company's earnings multiple to its lowest level in two decades during the period. However, Toyota has a strong track record of profitability throughout various economic cycles, has been an effective cost-cutter, has a disciplined and conservative management team, and has established itself as an industry leader in terms of volume, sales and technology. It also is a proven leader in the development of fuel-efficient cars, a competitive advantage that we believe should continue to benefit the company as the industry evolves away from gasoline-powered vehicles.

Currently, however, the world remains reliant on carbon-based fuels, and increased energy demand from emerging market economies boosted oil prices and energy stocks during the year under review. Much of the sector traded on oil price momentum, and the limited availability of bargain opportunities led us to an underweighted position relative to the benchmark. Nonetheless, our

(4.) The consumer discretionary sector comprises auto components; automobiles;
     distributors; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure equipment and products; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.


                                8 | Annual Report
analysts identified some value in the energy sector, particularly among large, integrated oil companies, many of which recently traded at levels implying normalized oil prices of well below $100 per barrel. Although many of these stocks delivered respectable performance amid the historic climb in oil prices over the reporting period, their performance significantly lagged that of the expensive oil-field services and equipment stocks that led sector returns. Thus, the Fund's energy stocks overall hurt results relative to the benchmark.(5) However, we believed the industry remained a promising sector over the longer term and we may begin to uncover additional bargain opportunities given the sharp pull-back in oil and energy stock prices toward period-end. Interestingly, despite the sector's momentum-driven attraction to many investors, the Fund's energy holdings represented the second cheapest sector in the portfolio, and at fiscal year-end it traded at a substantial discount to the benchmark's energy sector average. Only the financials sector traded at a lower current earnings multiple, and our analysis indicated that our energy holdings' future cash flow and earnings profile would likely be more sustainable than that of most financials, which were earning at peak levels and where future earnings could likely fall rather notably. Furthermore, we believed our energy stocks have good valuation support in the form of high dividend yields. In fact, at period-end, these holdings offered an average dividend yield that was roughly 40% higher than the average dividend yield of the MSCI World Index's energy sector holdings.(1)

Consumer staples and utilities were two sectors that also benefited from the recent commodity price rise.(6) However, our analysis indicated that these sectors generally remained expensive. Although our holdings' absolute returns in these sectors outperformed the benchmark's during the period under review, the Fund's weightings were very small, and the Fund's relative performance suffered as a result. We believed that our cautious avoidance of these expensive sectors could be rewarded in time, and we were more focused on finding opportunities elsewhere.

Health care and information technology were two good examples of out-of-favor sectors that we believed offered exciting value opportunities for long-term investors.(7) Our overweighted allocations to these sectors benefited relative performance during the turbulent year under review. Health care

TOP 10 EQUITY HOLDINGS
8/31/08

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Microsoft Corp.                             3.2%
   SOFTWARE, U.S.
Siemens AG                                  2.8%
   INDUSTRIAL CONGLOMERATES, GERMANY
Oracle Corp.                                2.7%
   SOFTWARE, U.S.
Accenture Ltd., A                           2.6%
   IT SERVICES, U.S.
Amgen Inc.                                  2.5%
   BIOTECHNOLOGY, U.S.
Pfizer Inc.                                 2.4%
   PHARMACEUTICALS, U.S.
General Electric Co.                        2.3%
   INDUSTRIAL CONGLOMERATES, U.S.
News Corp., A                               2.1%
   MEDIA, U.S.
Time Warner Inc.                            2.1%
   MEDIA, U.S.
Total SA, B                                 2.0%
   OIL, GAS & CONSUMABLE FUELS, FRANCE

(5.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

(6.) The consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco in the SOI. The utilities sector comprises electric utilities, gas utilities, independent power producers and energy traders, multi-utilities, and water utilities in the SOI.

(7.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, Internet software and services, IT services, office electronics, semiconductor equipment and products, semiconductors and semiconductor equipment, and software in the SOI.


                               Annual Report | 9
stocks, particularly pharmaceuticals companies, attained low valuations in a multi-year downturn as concerns over pricing pressures, pipeline productivity, political headwinds, and competition from generics shaped the sector's tepid consensus outlook. At period-end, the MSCI All Country (AC) World Pharmaceuticals Index traded near its lowest-ever earnings multiple, which offered support on the downside and also plenty of upside potential for future multiple expansion should earnings growth exceed low current expectations.(8) This appeared reasonable to us over the long-term given favorable demographic trends. Four of the period's biggest contributors to absolute performance were health care companies, including the U.S. biopharmaceutical company Amgen, which was the period's top contributor. Safety concerns surrounding two products and a patent challenge from Roche pressured the stock last year and shifted investor focus away from the company's strong financials, bargain valuation, and track record of successful drug development. During the reporting period, the stock price rose due to promising late-stage drug trials, which narrowed the valuation discount somewhat, although the long-term outlook looked promising to us. At the Fund's fiscal year-end, the stock traded at 15 times next year's projected earnings, a low multiple in the biotechnology sector, and one that excluded the potential value of the company's pipeline.

Another four of our top 10 contributing stocks were information technology companies.(7) Not usually associated with value investing, the "fallen growth" sector of information technology began taking on the low-valuation, high cash-flow profile of traditional value sectors several years after the technology bubble burst in 2001. After many of the formerly high-flying stocks were abandoned by many of the same investors who had bid up their valuations, our analysts sought to identify a number of underappreciated stocks trading at significant discounts to our assessment of their future earnings potential. According to our analysis, many of the world's best technology companies emerged stronger from their post-bubble restructuring periods and were underpriced in relation to their balance sheet health, growth potential and broad exposure to fast-growing global consumer markets. Oracle and SAP, two of the world's largest business software providers, were among our top 10 contributors. These companies benefited from investors' apparent anticipation that their globally diversified and largely recurring income streams could insulate the companies somewhat from slowing U.S. economic growth.

(8.) The MSCI AC World Pharmaceuticals Index is a capitalization-weighted index that monitors the performance of pharmaceutical stocks around the world.


                               10 | Annual Report

At period-end, we remained committed to the long-term value strategy that Templeton has employed through various market cycles for more than 50 years. Consistent with our strategy, we believed we were well positioned if a fundamentals-driven equity market returns. We were encouraged near the end of the reporting period by market activity that we believed could amount to the initial stages of a more protracted pullback in some of the most over-extended sectors such as cyclical industrials and commodities, and a rotation into the market's more depressed sectors, including consumer, health care and technology stocks. Ongoing fundamental economic imbalances, however, could support elevated commodity prices over the longer term, and their recent weakness could be attributable to a mere correction in a sector where momentum temporarily overshot fundamentals. We considered the pullback as a positive sign for the Fund's year-end positioning.

The ongoing credit crisis is certainly of intermediate-term concern and it is difficult to forecast the end of the severe systemic deleveraging currently being experienced by financial institutions. We remain watchful for signs of moderation in the liquidity crunch impacting global financial markets, including narrowing credit spreads, fewer bank write-downs, and a resurgence of merger and acquisition activity amid the recent low-valuation environment. Perhaps most important to the recovery is a stabilization in the U.S. housing market. Although we have yet to see any clear signs of steadier asset prices in this sector, lower prices should eventually trigger the clearing of the housing oversupply, and we think it is somewhat encouraging that a number of prominent bargain hunters have begun making forays into the beleaguered market. At Templeton, the focus remains on our value discipline. We believe the best bargains can be found during difficult times, and we continue our fundamental analysis efforts to take advantage of the opportunities that recent market turmoil has presented. We are pleased with the overall positioning of the Fund and believe we are well prepared to capitalize on the possible future convergence of valuation disparities.


                               Annual Report | 11

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)


/s/ TUCKER SCOTT
Tucker Scott, CFA

Portfolio Management Team
Templeton Growth Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               12 | Annual Report

Performance Summary as of 8/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEPLX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.33    $19.82    $26.15
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.3725
Short-Term Capital Gain          $0.1173
Long-Term Capital Gain           $1.6883
   TOTAL                         $2.1781

CLASS B (SYMBOL: TMGBX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.21    $19.34    $25.55
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.1660
Short-Term Capital Gain          $0.1173
Long-Term Capital Gain           $1.6883
   TOTAL                         $1.9716

CLASS C (SYMBOL: TEGTX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.20    $19.20    $25.40
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.1841
Short-Term Capital Gain          $0.1173
Long-Term Capital Gain           $1.6883
   TOTAL                         $1.9897

CLASS R (SYMBOL: TEGRX)                    CHANGE   8/31/08   8/31/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.28    $19.60    $25.88
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.3068
Short-Term Capital Gain          $0.1173
Long-Term Capital Gain           $1.6883
   TOTAL                         $2.1124


                               Annual Report | 13

ADVISOR CLASS (SYMBOL: TGADX)              CHANGE   8/31/08   8/31/07
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$6.35    $19.87    $26.22
DISTRIBUTIONS (9/1/07-8/31/08)
Dividend Income                  $0.4382
Short-Term Capital Gain          $0.1173
Long-Term Capital Gain           $1.6883
   TOTAL                         $2.2438

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  1-YEAR    5-YEAR    10-YEAR
-------                                 -------   -------   --------
Cumulative Total Return(1)               -17.43%   +48.04%   +134.61%
Average Annual Total Return(2)           -22.19%    +6.89%     +8.26%
Value of $10,000 Investment(3)          $ 7,781   $13,953   $ 22,117
Avg. Ann. Total Return
   (9/30/08)(4)                          -33.26%    +4.21%     +6.66%
   Total Annual
      Operating Expenses(5)      1.01%

CLASS B                                  1-YEAR    5-YEAR   INCEPTION (1/1/99)
-------                                 -------   -------   ------------------
Cumulative Total Return(1)               -18.07%   +42.58%        +96.06%
Average Annual Total Return(2)           -21.10%    +7.05%         +7.21%
Value of $10,000 Investment(3)          $ 7,890   $14,058        $19,606
Avg. Ann. Total Return
   (9/30/08)(4)                          -32.31%    +4.35%         +5.80%
   Total Annual
      Operating Expenses(5)      1.76%

CLASS C                                  1-YEAR    5-YEAR    10-YEAR
-------                                 -------   -------   --------
Cumulative Total Return(1)               -18.08%   +42.59%   +117.67%
Average Annual Total Return(2)           -18.84%    +7.35%     +8.09%
Value of $10,000 Investment(3)          $ 8,116   $14,259   $ 21,767
Avg. Ann. Total Return
   (9/30/08)(4)                          -30.34%    +4.67%     +6.50%
   Total Annual
      Operating Expenses(5)      1.76%


                               14 | Annual Report

CLASS R                                  1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------   -------   ------------------
Cumulative Total Return(1)               -17.64%   +46.22%        +52.82%
Average Annual Total Return(2)           -17.64%    +7.89%         +6.57%
Value of $10,000 Investment(3)          $ 8,236   $14,622        $15,282
Avg. Ann. Total Return
   (9/30/08)(4)                          -29.39%    +5.18%         +7.00%
   Total Annual
      Operating Expenses(5)      1.26%

ADVISOR CLASS                            1-YEAR    5-YEAR   10-YEAR
-------------                           -------   -------   -------
Cumulative Total Return(1)               -17.24%   +49.90%   +140.80%
Average Annual Total Return(2)           -17.24%    +8.43%     +9.19%
Value of $10,000 Investment(3)          $ 8,276   $14,990   $ 24,080
Avg. Ann. Total Return
   (9/30/08)(4)                          -29.04%    +5.69%     +7.57%
   Total Annual
      Operating Expenses(5)      0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/08
-------   -------
1-Year    -22.19%
5-Year     +6.89%
10-Year    +8.26%

                            CLASS A (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GROWTH
   DATE       FUND - CLASS A    MSCI WORLD INDEX     CPI
   ----      ----------------   ----------------   -------
  9/1/1998        $ 9,427            $10,000       $10,000
 9/30/1998        $ 9,663            $10,179       $10,012
10/31/1998        $10,486            $11,101       $10,037
11/30/1998        $10,862            $11,762       $10,037
12/31/1998        $10,629            $12,339       $10,031
 1/31/1999        $10,551            $12,611       $10,055
 2/28/1999        $10,473            $12,277       $10,067
 3/31/1999        $11,207            $12,790       $10,098
 4/30/1999        $12,596            $13,296       $10,171
 5/31/1999        $12,141            $12,812       $10,171
 6/30/1999        $12,706            $13,411       $10,171
 7/31/1999        $12,693            $13,373       $10,202
 8/31/1999        $12,700            $13,351       $10,226
 9/30/1999        $12,245            $13,223       $10,275
10/31/1999        $12,256            $13,912       $10,294
11/30/1999        $12,800            $14,306       $10,300
12/31/1999        $13,864            $15,465       $10,300
 1/31/2000        $12,912            $14,582       $10,330
 2/29/2000        $12,474            $14,623       $10,392
 3/31/2000        $13,377            $15,635       $10,477
 4/30/2000        $13,204            $14,976       $10,483
 5/31/2000        $13,447            $14,599       $10,496
 6/30/2000        $13,516            $15,092       $10,551
 7/31/2000        $13,426            $14,669       $10,575
 8/31/2000        $13,669            $15,148       $10,575
 9/30/2000        $13,252            $14,344       $10,630
10/31/2000        $13,373            $14,106       $10,649
11/30/2000        $13,291            $13,251       $10,655
12/31/2000        $14,105            $13,468       $10,649
 1/31/2001        $14,296            $13,729       $10,716
 2/28/2001        $14,105            $12,570       $10,759
 3/31/2001        $13,445            $11,747       $10,783
 4/30/2001        $13,990            $12,618       $10,826
 5/31/2001        $14,266            $12,462       $10,875
 6/30/2001        $14,005            $12,073       $10,894
 7/31/2001        $13,951            $11,914       $10,863
 8/31/2001        $13,890            $11,344       $10,863
 9/30/2001        $12,709            $10,346       $10,912
10/31/2001        $13,128            $10,546       $10,875
11/30/2001        $13,957            $11,171       $10,857
12/31/2001        $14,181            $11,243       $10,814
 1/31/2002        $13,873            $10,903       $10,838
 2/28/2002        $14,149            $10,811       $10,881
 3/31/2002        $14,677            $11,291       $10,942
 4/30/2002        $14,756            $10,911       $11,004
 5/31/2002        $15,063            $10,937       $11,004
 6/30/2002        $14,449            $10,275       $11,010
 7/31/2002        $13,464            $ 9,411       $11,022
 8/31/2002        $13,472            $ 9,430       $11,059
 9/30/2002        $11,998            $ 8,395       $11,077
10/31/2002        $12,614            $ 9,016       $11,095
11/30/2002        $13,439            $ 9,504       $11,095
12/31/2002        $12,837            $ 9,046       $11,071
 1/31/2003        $12,579            $ 8,772       $11,120
 2/28/2003        $12,152            $ 8,622       $11,206
 3/31/2003        $11,878            $ 8,598       $11,273
 4/30/2003        $12,998            $ 9,366       $11,248
 5/31/2003        $14,022            $ 9,906       $11,230
 6/30/2003        $14,279            $10,081       $11,242
 7/31/2003        $14,602            $10,288       $11,255
 8/31/2003        $14,940            $10,513       $11,297
 9/30/2003        $14,989            $10,579       $11,334
10/31/2003        $15,628            $11,209       $11,322
11/30/2003        $16,013            $11,383       $11,291
12/31/2003        $17,054            $12,100       $11,279
 1/31/2004        $17,409            $12,296       $11,334
 2/29/2004        $17,846            $12,507       $11,395
 3/31/2004        $17,574            $12,429       $11,469
 4/30/2004        $17,417            $12,181       $11,506
 5/31/2004        $17,516            $12,300       $11,573
 6/30/2004        $17,830            $12,558       $11,610
 7/31/2004        $17,269            $12,152       $11,591
 8/31/2004        $17,351            $12,210       $11,597
 9/30/2004        $17,772            $12,445       $11,622
10/31/2004        $18,195            $12,752       $11,683
11/30/2004        $19,306            $13,428       $11,689
12/31/2004        $19,953            $13,944       $11,646
 1/31/2005        $19,465            $13,633       $11,671
 2/28/2005        $20,328            $14,071       $11,738
 3/31/2005        $20,014            $13,804       $11,830
 4/30/2005        $19,604            $13,513       $11,909
 5/31/2005        $19,683            $13,763       $11,897
 6/30/2005        $19,944            $13,888       $11,903
 7/31/2005        $20,459            $14,377       $11,958
 8/31/2005        $20,772            $14,492       $12,020
 9/30/2005        $21,182            $14,872       $12,166
10/31/2005        $20,464            $14,514       $12,191
11/30/2005        $20,859            $15,006       $12,093
12/31/2005        $21,579            $15,342       $12,044
 1/31/2006        $22,378            $16,030       $12,136
 2/28/2006        $22,397            $16,013       $12,160
 3/31/2006        $22,773            $16,372       $12,228
 4/30/2006        $23,573            $16,878       $12,332
 5/31/2006        $22,961            $16,317       $12,393
 6/30/2006        $22,961            $16,319       $12,417
 7/31/2006        $23,244            $16,424       $12,454
 8/31/2006        $23,789            $16,859       $12,479
 9/30/2006        $24,269            $17,065       $12,417
10/31/2006        $25,022            $17,694       $12,350
11/30/2006        $25,704            $18,137       $12,332
12/31/2006        $26,285            $18,511       $12,350
 1/31/2007        $26,561            $18,733       $12,388
 2/28/2007        $26,131            $18,643       $12,454
 3/31/2007        $26,469            $18,992       $12,567
 4/30/2007        $27,657            $19,841       $12,649
 5/31/2007        $28,221            $20,417       $12,726
 6/30/2007        $28,098            $20,266       $12,751
 7/31/2007        $27,115            $19,822       $12,748
 8/31/2007        $26,787            $19,815       $12,724
 9/30/2007        $27,596            $20,764       $12,759
10/31/2007        $28,263            $21,406       $12,787
11/30/2007        $27,243            $20,540       $12,863
12/31/2007        $26,860            $20,281       $12,854
 1/31/2008        $24,795            $18,736       $12,918
 2/29/2008        $24,014            $18,637       $12,956
 3/31/2008        $23,690            $18,467       $13,068
 4/30/2008        $24,762            $19,453       $13,147
 5/31/2008        $24,951            $19,773       $13,258
 6/30/2008        $22,742            $18,203       $13,391
 7/31/2008        $22,474            $17,763       $13,462
 8/31/2008        $22,117            $17,522       $13,408

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    8/31/08
-------                    -------
1-Year                     -21.10%
5-Year                      +7.05%
Since Inception (1/1/99)    +7.21%

                            CLASS B (1/1/99-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GROWTH
   DATE       FUND - CLASS B    MSCI WORLD INDEX     CPI
   ----      ----------------   ----------------   -------
  1/1/1999        $10,000            $10,000       $10,000
 1/31/1999        $ 9,927            $10,220       $10,024
 2/28/1999        $ 9,847            $ 9,950       $10,037
 3/31/1999        $10,525            $10,366       $10,067
 4/30/1999        $11,820            $10,776       $10,140
 5/31/1999        $11,387            $10,383       $10,140
 6/30/1999        $11,906            $10,869       $10,140
 7/31/1999        $11,888            $10,838       $10,171
 8/31/1999        $11,888            $10,820       $10,195
 9/30/1999        $11,454            $10,717       $10,244
10/31/1999        $11,463            $11,275       $10,262
11/30/1999        $11,962            $11,594       $10,268
12/31/1999        $12,945            $12,534       $10,268
 1/31/2000        $12,044            $11,818       $10,299
 2/29/2000        $11,633            $11,851       $10,360
 3/31/2000        $12,468            $12,672       $10,445
 4/30/2000        $12,299            $12,137       $10,451
 5/31/2000        $12,521            $11,831       $10,464
 6/30/2000        $12,579            $12,231       $10,519
 7/31/2000        $12,481            $11,889       $10,543
 8/31/2000        $12,697            $12,277       $10,543
 9/30/2000        $12,305            $11,626       $10,598
10/31/2000        $12,408            $11,432       $10,616
11/30/2000        $12,324            $10,740       $10,622
12/31/2000        $13,070            $10,915       $10,616
 1/31/2001        $13,242            $11,127       $10,683
 2/28/2001        $13,056            $10,188       $10,726
 3/31/2001        $12,439            $ 9,520       $10,750
 4/30/2001        $12,934            $10,227       $10,793
 5/31/2001        $13,185            $10,100       $10,842
 6/30/2001        $12,926            $ 9,785       $10,860
 7/31/2001        $12,876            $ 9,656       $10,830
 8/31/2001        $12,812            $ 9,194       $10,830
 9/30/2001        $11,715            $ 8,385       $10,879
10/31/2001        $12,091            $ 8,547       $10,842
11/30/2001        $12,848            $ 9,054       $10,824
12/31/2001        $13,049            $ 9,112       $10,781
 1/31/2002        $12,749            $ 8,837       $10,805
 2/28/2002        $12,998            $ 8,761       $10,848
 3/31/2002        $13,474            $ 9,151       $10,909
 4/30/2002        $13,547            $ 8,843       $10,970
 5/31/2002        $13,818            $ 8,864       $10,970
 6/30/2002        $13,240            $ 8,328       $10,976
 7/31/2002        $12,332            $ 7,627       $10,988
 8/31/2002        $12,332            $ 7,643       $11,025
 9/30/2002        $10,978            $ 6,804       $11,043
10/31/2002        $11,534            $ 7,307       $11,062
11/30/2002        $12,276            $ 7,703       $11,062
12/31/2002        $11,722            $ 7,331       $11,037
 1/31/2003        $11,484            $ 7,110       $11,086
 2/28/2003        $11,082            $ 6,988       $11,171
 3/31/2003        $10,821            $ 6,969       $11,239
 4/30/2003        $11,841            $ 7,591       $11,214
 5/31/2003        $12,764            $ 8,029       $11,196
 6/30/2003        $12,987            $ 8,170       $11,208
 7/31/2003        $13,277            $ 8,338       $11,220
 8/31/2003        $13,575            $ 8,520       $11,263
 9/30/2003        $13,612            $ 8,574       $11,300
10/31/2003        $14,179            $ 9,085       $11,287
11/30/2003        $14,519            $ 9,225       $11,257
12/31/2003        $15,450            $ 9,806       $11,245
 1/31/2004        $15,769            $ 9,966       $11,300
 2/29/2004        $16,155            $10,136       $11,361
 3/31/2004        $15,898            $10,073       $11,434
 4/30/2004        $15,746            $ 9,872       $11,470
 5/31/2004        $15,822            $ 9,969       $11,538
 6/30/2004        $16,102            $10,178       $11,574
 7/31/2004        $15,579            $ 9,848       $11,556
 8/31/2004        $15,648            $ 9,895       $11,562
 9/30/2004        $16,011            $10,086       $11,586
10/31/2004        $16,390            $10,335       $11,647
11/30/2004        $17,376            $10,883       $11,653
12/31/2004        $17,950            $11,301       $11,611
 1/31/2005        $17,496            $11,049       $11,635
 2/28/2005        $18,261            $11,404       $11,702
 3/31/2005        $17,966            $11,187       $11,794
 4/30/2005        $17,592            $10,951       $11,873
 5/31/2005        $17,648            $11,154       $11,861
 6/30/2005        $17,878            $11,256       $11,867
 7/31/2005        $18,324            $11,651       $11,922
 8/31/2005        $18,595            $11,745       $11,983
 9/30/2005        $18,946            $12,053       $12,129
10/31/2005        $18,289            $11,763       $12,154
11/30/2005        $18,640            $12,161       $12,056
12/31/2005        $19,273            $12,434       $12,007
 1/31/2006        $19,973            $12,992       $12,099
 2/28/2006        $19,973            $12,978       $12,123
 3/31/2006        $20,298            $13,269       $12,190
 4/30/2006        $20,998            $13,679       $12,294
 5/31/2006        $20,443            $13,224       $12,355
 6/30/2006        $20,426            $13,225       $12,379
 7/31/2006        $20,665            $13,311       $12,416
 8/31/2006        $21,134            $13,663       $12,441
 9/30/2006        $21,544            $13,830       $12,379
10/31/2006        $22,206            $14,341       $12,312
11/30/2006        $22,795            $14,699       $12,294
12/31/2006        $23,301            $15,002       $12,312
 1/31/2007        $23,546            $15,182       $12,350
 2/28/2007        $23,164            $15,109       $12,416
 3/31/2007        $23,463            $15,392       $12,529
 4/30/2007        $24,517            $16,080       $12,610
 5/31/2007        $25,017            $16,547       $12,688
 6/30/2007        $24,907            $16,425       $12,712
 7/31/2007        $24,035            $16,064       $12,709
 8/31/2007        $23,744            $16,059       $12,686
 9/30/2007        $24,461            $16,828       $12,721
10/31/2007        $25,051            $17,348       $12,748
11/30/2007        $24,146            $16,647       $12,823
12/31/2007        $23,806            $16,437       $12,815
 1/31/2008        $21,975            $15,185       $12,879
 2/29/2008        $21,283            $15,104       $12,916
 3/31/2008        $20,996            $14,967       $13,028
 4/30/2008        $21,945            $15,765       $13,107
 5/31/2008        $22,114            $16,025       $13,217
 6/30/2008        $20,154            $14,753       $13,351
 7/31/2008        $19,917            $14,396       $13,421
 8/31/2008        $19,606            $14,201       $13,367


                               16 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/08
-------   -------
1-Year    -18.84%
5-Year     +7.35%
10-Year    +8.09%

                            CLASS C (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GROWTH
   DATE       FUND - CLASS C    MSCI WORLD INDEX     CPI
   ----      ----------------   ----------------   -------
  9/1/1998        $10,000            $10,000       $10,000
 9/30/1998        $10,242            $10,179       $10,012
10/31/1998        $11,107            $11,101       $10,037
11/30/1998        $11,498            $11,762       $10,037
12/31/1998        $11,247            $12,339       $10,031
 1/31/1999        $11,156            $12,611       $10,055
 2/28/1999        $11,072            $12,277       $10,067
 3/31/1999        $11,833            $12,790       $10,098
 4/30/1999        $13,292            $13,296       $10,171
 5/31/1999        $12,804            $12,812       $10,171
 6/30/1999        $13,390            $13,411       $10,171
 7/31/1999        $13,376            $13,373       $10,202
 8/31/1999        $13,369            $13,351       $10,226
 9/30/1999        $12,887            $13,223       $10,275
10/31/1999        $12,890            $13,912       $10,294
11/30/1999        $13,449            $14,306       $10,300
12/31/1999        $14,559            $15,465       $10,300
 1/31/2000        $13,551            $14,582       $10,330
 2/29/2000        $13,078            $14,623       $10,392
 3/31/2000        $14,025            $15,635       $10,477
 4/30/2000        $13,833            $14,976       $10,483
 5/31/2000        $14,077            $14,599       $10,496
 6/30/2000        $14,144            $15,092       $10,551
 7/31/2000        $14,040            $14,669       $10,575
 8/31/2000        $14,277            $15,148       $10,575
 9/30/2000        $13,833            $14,344       $10,630
10/31/2000        $13,957            $14,106       $10,649
11/30/2000        $13,863            $13,251       $10,655
12/31/2000        $14,698            $13,468       $10,649
 1/31/2001        $14,893            $13,729       $10,716
 2/28/2001        $14,682            $12,570       $10,759
 3/31/2001        $13,991            $11,747       $10,783
 4/30/2001        $14,544            $12,618       $10,826
 5/31/2001        $14,828            $12,462       $10,875
 6/30/2001        $14,544            $12,073       $10,894
 7/31/2001        $14,479            $11,914       $10,863
 8/31/2001        $14,405            $11,344       $10,863
 9/30/2001        $13,170            $10,346       $10,912
10/31/2001        $13,597            $10,546       $10,875
11/30/2001        $14,454            $11,171       $10,857
12/31/2001        $14,672            $11,243       $10,814
 1/31/2002        $14,340            $10,903       $10,838
 2/28/2002        $14,622            $10,811       $10,881
 3/31/2002        $15,152            $11,291       $10,942
 4/30/2002        $15,235            $10,911       $11,004
 5/31/2002        $15,541            $10,937       $11,004
 6/30/2002        $14,887            $10,275       $11,010
 7/31/2002        $13,868            $ 9,411       $11,022
 8/31/2002        $13,868            $ 9,430       $11,059
 9/30/2002        $12,344            $ 8,395       $11,077
10/31/2002        $12,970            $ 9,016       $11,095
11/30/2002        $13,809            $ 9,504       $11,095
12/31/2002        $13,180            $ 9,046       $11,071
 1/31/2003        $12,910            $ 8,772       $11,120
 2/28/2003        $12,465            $ 8,622       $11,206
 3/31/2003        $12,170            $ 8,598       $11,273
 4/30/2003        $13,314            $ 9,366       $11,248
 5/31/2003        $14,357            $ 9,906       $11,230
 6/30/2003        $14,609            $10,081       $11,242
 7/31/2003        $14,929            $10,288       $11,255
 8/31/2003        $15,265            $10,513       $11,297
 9/30/2003        $15,308            $10,579       $11,334
10/31/2003        $15,944            $11,209       $11,322
11/30/2003        $16,328            $11,383       $11,291
12/31/2003        $17,379            $12,100       $11,279
 1/31/2004        $17,730            $12,296       $11,334
 2/29/2004        $18,175            $12,507       $11,395
 3/31/2004        $17,884            $12,429       $11,469
 4/30/2004        $17,713            $12,181       $11,506
 5/31/2004        $17,799            $12,300       $11,573
 6/30/2004        $18,107            $12,558       $11,610
 7/31/2004        $17,525            $12,152       $11,591
 8/31/2004        $17,602            $12,210       $11,597
 9/30/2004        $18,013            $12,445       $11,622
10/31/2004        $18,434            $12,752       $11,683
11/30/2004        $19,538            $13,428       $11,689
12/31/2004        $20,186            $13,944       $11,646
 1/31/2005        $19,674            $13,633       $11,671
 2/28/2005        $20,537            $14,071       $11,738
 3/31/2005        $20,204            $13,804       $11,830
 4/30/2005        $19,781            $13,513       $11,909
 5/31/2005        $19,853            $13,763       $11,897
 6/30/2005        $20,105            $13,888       $11,903
 7/31/2005        $20,609            $14,377       $11,958
 8/31/2005        $20,905            $14,492       $12,020
 9/30/2005        $21,310            $14,872       $12,166
10/31/2005        $20,573            $14,514       $12,191
11/30/2005        $20,961            $15,006       $12,093
12/31/2005        $21,668            $15,342       $12,044
 1/31/2006        $22,459            $16,030       $12,136
 2/28/2006        $22,459            $16,013       $12,160
 3/31/2006        $22,826            $16,372       $12,228
 4/30/2006        $23,608            $16,878       $12,332
 5/31/2006        $22,990            $16,317       $12,393
 6/30/2006        $22,971            $16,319       $12,417
 7/31/2006        $23,241            $16,424       $12,454
 8/31/2006        $23,772            $16,859       $12,479
 9/30/2006        $24,235            $17,065       $12,417
10/31/2006        $24,974            $17,694       $12,350
11/30/2006        $25,641            $18,137       $12,332
12/31/2006        $26,206            $18,511       $12,350
 1/31/2007        $26,457            $18,733       $12,388
 2/28/2007        $26,017            $18,643       $12,454
 3/31/2007        $26,342            $18,992       $12,567
 4/30/2007        $27,503            $19,841       $12,649
 5/31/2007        $28,047            $20,417       $12,726
 6/30/2007        $27,900            $20,266       $12,751
 7/31/2007        $26,906            $19,822       $12,748
 8/31/2007        $26,572            $19,815       $12,724
 9/30/2007        $27,346            $20,764       $12,759
10/31/2007        $27,991            $21,406       $12,787
11/30/2007        $26,976            $20,540       $12,863
12/31/2007        $26,574            $20,281       $12,854
 1/31/2008        $24,510            $18,736       $12,918
 2/29/2008        $23,740            $18,637       $12,956
 3/31/2008        $23,399            $18,467       $13,068
 4/30/2008        $24,442            $19,453       $13,147
 5/31/2008        $24,612            $19,773       $13,258
 6/30/2008        $22,424            $18,203       $13,391
 7/31/2008        $22,141            $17,763       $13,462
 8/31/2008        $21,767            $17,522       $13,408

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    8/31/08
-------                    -------
1-Year                     -17.64%
5-Year                      +7.89%
Since Inception (1/1/02)    +6.57%

                            CLASS R (1/1/02-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GROWTH
   DATE       FUND - CLASS R    MSCI WORLD INDEX     CPI
   ----      ----------------   ----------------   -------
  1/1/2002        $10,000            $10,000       $10,000
 1/31/2002        $ 9,745            $ 9,698       $10,023
 2/28/2002        $ 9,944            $ 9,616       $10,062
 3/31/2002        $10,309            $10,043       $10,119
 4/30/2002        $10,365            $ 9,705       $10,175
 5/31/2002        $10,581            $ 9,728       $10,175
 6/30/2002        $10,144            $ 9,140       $10,181
 7/31/2002        $ 9,446            $ 8,370       $10,192
 8/31/2002        $ 9,451            $ 8,388       $10,226
 9/30/2002        $ 8,416            $ 7,467       $10,243
10/31/2002        $ 8,846            $ 8,020       $10,260
11/30/2002        $ 9,416            $ 8,454       $10,260
12/31/2002        $ 8,995            $ 8,046       $10,238
 1/31/2003        $ 8,813            $ 7,803       $10,283
 2/28/2003        $ 8,512            $ 7,669       $10,362
 3/31/2003        $ 8,314            $ 7,648       $10,424
 4/30/2003        $ 9,102            $ 8,331       $10,402
 5/31/2003        $ 9,816            $ 8,811       $10,385
 6/30/2003        $ 9,992            $ 8,967       $10,396
 7/31/2003        $10,218            $ 9,151       $10,407
 8/31/2003        $10,451            $ 9,351       $10,447
 9/30/2003        $10,484            $ 9,410       $10,481
10/31/2003        $10,927            $ 9,970       $10,470
11/30/2003        $11,193            $10,125       $10,441
12/31/2003        $11,922            $10,762       $10,430
 1/31/2004        $12,165            $10,937       $10,481
 2/29/2004        $12,472            $11,124       $10,538
 3/31/2004        $12,281            $11,055       $10,606
 4/30/2004        $12,165            $10,835       $10,640
 5/31/2004        $12,229            $10,941       $10,702
 6/30/2004        $12,449            $11,170       $10,736
 7/31/2004        $12,055            $10,808       $10,719
 8/31/2004        $12,107            $10,860       $10,724
 9/30/2004        $12,397            $11,069       $10,747
10/31/2004        $12,693            $11,343       $10,804
11/30/2004        $13,460            $11,944       $10,809
12/31/2004        $13,911            $12,403       $10,770
 1/31/2005        $13,568            $12,126       $10,792
 2/28/2005        $14,168            $12,516       $10,855
 3/31/2005        $13,948            $12,278       $10,939
 4/30/2005        $13,660            $12,019       $11,013
 5/31/2005        $13,710            $12,242       $11,002
 6/30/2005        $13,893            $12,353       $11,007
 7/31/2005        $14,247            $12,788       $11,058
 8/31/2005        $14,461            $12,890       $11,115
 9/30/2005        $14,742            $13,228       $11,251
10/31/2005        $14,238            $12,910       $11,273
11/30/2005        $14,515            $13,347       $11,183
12/31/2005        $15,008            $13,646       $11,138
 1/31/2006        $15,562            $14,258       $11,222
 2/28/2006        $15,568            $14,243       $11,245
 3/31/2006        $15,832            $14,563       $11,307
 4/30/2006        $16,380            $15,013       $11,404
 5/31/2006        $15,951            $14,513       $11,460
 6/30/2006        $15,951            $14,515       $11,483
 7/31/2006        $16,142            $14,609       $11,517
 8/31/2006        $16,518            $14,995       $11,539
 9/30/2006        $16,847            $15,179       $11,483
10/31/2006        $17,369            $15,739       $11,420
11/30/2006        $17,840            $16,132       $11,404
12/31/2006        $18,239            $16,465       $11,420
 1/31/2007        $18,426            $16,662       $11,455
 2/28/2007        $18,125            $16,582       $11,517
 3/31/2007        $18,354            $16,893       $11,622
 4/30/2007        $19,179            $17,648       $11,697
 5/31/2007        $19,566            $18,160       $11,768
 6/30/2007        $19,473            $18,026       $11,791
 7/31/2007        $18,784            $17,631       $11,788
 8/31/2007        $18,555            $17,625       $11,767
 9/30/2007        $19,114            $18,469       $11,799
10/31/2007        $19,569            $19,040       $11,824
11/30/2007        $18,863            $18,270       $11,895
12/31/2007        $18,594            $18,040       $11,887
 1/31/2008        $17,160            $16,665       $11,946
 2/29/2008        $16,622            $16,577       $11,980
 3/31/2008        $16,389            $16,426       $12,084
 4/30/2008        $17,129            $17,303       $12,157
 5/31/2008        $17,262            $17,588       $12,260
 6/30/2008        $15,726            $16,191       $12,383
 7/31/2008        $15,538            $15,800       $12,448
 8/31/2008        $15,282            $15,585       $12,399


                               Annual Report | 17

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/08
-------------   -------
1-Year          -17.24%
5-Year           +8.43%
10-Year          +9.19%

                         ADVISOR CLASS (9/1/98-8/31/08)

                               (PERFORMANCE GRAPH)

             TEMPLETON GROWTH
                  FUND -
   DATE        ADVISOR CLASS    MSCI WORLD INDEX     CPI
   ----      ----------------   ----------------   -------
  9/1/1998        $10,000            $10,000       $10,000
 9/30/1998        $10,256            $10,179       $10,012
10/31/1998        $11,131            $11,101       $10,037
11/30/1998        $11,531            $11,762       $10,037
12/31/1998        $11,290            $12,339       $10,031
 1/31/1999        $11,214            $12,611       $10,055
 2/28/1999        $11,131            $12,277       $10,067
 3/31/1999        $11,910            $12,790       $10,098
 4/30/1999        $13,392            $13,296       $10,171
 5/31/1999        $12,916            $12,812       $10,171
 6/30/1999        $13,516            $13,411       $10,171
 7/31/1999        $13,509            $13,373       $10,202
 8/31/1999        $13,516            $13,351       $10,226
 9/30/1999        $13,041            $13,223       $10,275
10/31/1999        $13,050            $13,912       $10,294
11/30/1999        $13,636            $14,306       $10,300
12/31/1999        $14,772            $15,465       $10,300
 1/31/2000        $13,759            $14,582       $10,330
 2/29/2000        $13,293            $14,623       $10,392
 3/31/2000        $14,262            $15,635       $10,477
 4/30/2000        $14,077            $14,976       $10,483
 5/31/2000        $14,343            $14,599       $10,496
 6/30/2000        $14,417            $15,092       $10,551
 7/31/2000        $14,321            $14,669       $10,575
 8/31/2000        $14,587            $15,148       $10,575
 9/30/2000        $14,143            $14,344       $10,630
10/31/2000        $14,276            $14,106       $10,649
11/30/2000        $14,188            $13,251       $10,655
12/31/2000        $15,061            $13,468       $10,649
 1/31/2001        $15,274            $13,729       $10,716
 2/28/2001        $15,069            $12,570       $10,759
 3/31/2001        $14,373            $11,747       $10,783
 4/30/2001        $14,946            $12,618       $10,826
 5/31/2001        $15,258            $12,462       $10,875
 6/30/2001        $14,971            $12,073       $10,894
 7/31/2001        $14,922            $11,914       $10,863
 8/31/2001        $14,865            $11,344       $10,863
 9/30/2001        $13,595            $10,346       $10,912
10/31/2001        $14,052            $10,546       $10,875
11/30/2001        $14,948            $11,171       $10,857
12/31/2001        $15,190            $11,243       $10,814
 1/31/2002        $14,853            $10,903       $10,838
 2/28/2002        $15,157            $10,811       $10,881
 3/31/2002        $15,722            $11,291       $10,942
 4/30/2002        $15,815            $10,911       $11,004
 5/31/2002        $16,152            $10,937       $11,004
 6/30/2002        $15,486            $10,275       $11,010
 7/31/2002        $14,431            $ 9,411       $11,022
 8/31/2002        $14,448            $ 9,430       $11,059
 9/30/2002        $12,871            $ 8,395       $11,077
10/31/2002        $13,538            $ 9,016       $11,095
11/30/2002        $14,416            $ 9,504       $11,095
12/31/2002        $13,781            $ 9,046       $11,071
 1/31/2003        $13,504            $ 8,772       $11,120
 2/28/2003        $13,054            $ 8,622       $11,206
 3/31/2003        $12,760            $ 8,598       $11,273
 4/30/2003        $13,963            $ 9,366       $11,248
 5/31/2003        $15,070            $ 9,906       $11,230
 6/30/2003        $15,347            $10,081       $11,242
 7/31/2003        $15,693            $10,288       $11,255
 8/31/2003        $16,065            $10,513       $11,297
 9/30/2003        $16,125            $10,579       $11,334
10/31/2003        $16,810            $11,209       $11,322
11/30/2003        $17,224            $11,383       $11,291
12/31/2003        $18,349            $12,100       $11,279
 1/31/2004        $18,739            $12,296       $11,334
 2/29/2004        $19,219            $12,507       $11,395
 3/31/2004        $18,926            $12,429       $11,469
 4/30/2004        $18,757            $12,181       $11,506
 5/31/2004        $18,864            $12,300       $11,573
 6/30/2004        $19,210            $12,558       $11,610
 7/31/2004        $18,606            $12,152       $11,591
 8/31/2004        $18,704            $12,210       $11,597
 9/30/2004        $19,157            $12,445       $11,622
10/31/2004        $19,626            $12,752       $11,683
11/30/2004        $20,823            $13,428       $11,689
12/31/2004        $21,519            $13,944       $11,646
 1/31/2005        $21,002            $13,633       $11,671
 2/28/2005        $21,932            $14,071       $11,738
 3/31/2005        $21,603            $13,804       $11,830
 4/30/2005        $21,161            $13,513       $11,909
 5/31/2005        $21,255            $13,763       $11,897
 6/30/2005        $21,538            $13,888       $11,903
 7/31/2005        $22,102            $14,377       $11,958
 8/31/2005        $22,440            $14,492       $12,020
 9/30/2005        $22,891            $14,872       $12,166
10/31/2005        $22,114            $14,514       $12,191
11/30/2005        $22,551            $15,006       $12,093
12/31/2005        $23,337            $15,342       $12,044
 1/31/2006        $24,211            $16,030       $12,136
 2/28/2006        $24,232            $16,013       $12,160
 3/31/2006        $24,649            $16,372       $12,228
 4/30/2006        $25,513            $16,878       $12,332
 5/31/2006        $24,862            $16,317       $12,393
 6/30/2006        $24,862            $16,319       $12,417
 7/31/2006        $25,177            $16,424       $12,454
 8/31/2006        $25,767            $16,859       $12,479
 9/30/2006        $26,296            $17,065       $12,417
10/31/2006        $27,120            $17,694       $12,350
11/30/2006        $27,870            $18,137       $12,332
12/31/2006        $28,499            $18,511       $12,350
 1/31/2007        $28,810            $18,733       $12,388
 2/28/2007        $28,344            $18,643       $12,454
 3/31/2007        $28,721            $18,992       $12,567
 4/30/2007        $30,008            $19,841       $12,649
 5/31/2007        $30,630            $20,417       $12,726
 6/30/2007        $30,508            $20,266       $12,751
 7/31/2007        $29,442            $19,822       $12,748
 8/31/2007        $29,098            $19,815       $12,724
 9/30/2007        $29,975            $20,764       $12,759
10/31/2007        $30,704            $21,406       $12,787
11/30/2007        $29,610            $20,540       $12,863
12/31/2007        $29,195            $20,281       $12,854
 1/31/2008        $26,953            $18,736       $12,918
 2/29/2008        $26,117            $18,637       $12,956
 3/31/2008        $25,765            $18,467       $13,068
 4/30/2008        $26,941            $19,453       $13,147
 5/31/2008        $27,159            $19,773       $13,258
 6/30/2008        $24,759            $18,203       $13,391
 7/31/2008        $24,468            $17,763       $13,462
 8/31/2008        $24,080            $17,522       $13,408

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: (C) 2008 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               18 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                            VALUE 3/1/08        VALUE 8/31/08   PERIOD* 3/1/08-8/31/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  921.00              $4.93
Hypothetical (5% return before expenses)         $1,000           $1,020.01              $5.18

CLASS B
Actual                                           $1,000           $  917.00              $8.53
Hypothetical (5% return before expenses)         $1,000           $1,016.24              $8.97

CLASS C
Actual                                           $1,000           $  916.90              $8.53
Hypothetical (5% return before expenses)         $1,000           $1,016.24              $8.97

CLASS R
Actual                                           $1,000           $  919.30              $6.13
Hypothetical (5% return before expenses)         $1,000           $1,018.75              $6.44

ADVISOR CLASS
Actual                                           $1,000           $  922.00              $3.72
Hypothetical (5% return before expenses)         $1,000           $1,021.27              $3.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.02%; B: 1.77%; C: 1.77%; R: 1.27%; and
     Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               20 | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------------------------
CLASS A                                                2008            2007          2006         2005          2004
-------                                             -----------    -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     26.15    $     25.29   $     23.86   $     21.03   $     18.54
                                                    -----------    -----------   -----------   -----------   -----------
Income from investment operations(a):
   Net investment income(b) .....................          0.43           0.37          0.43          0.36          0.36
   Net realized and unrealized gains (losses) ...         (4.58)          2.66          2.73          3.66          2.58
                                                    -----------    -----------   -----------   -----------   -----------
Total from investment operations ................         (4.15)          3.03          3.16          4.02          2.94
                                                    -----------    -----------   -----------   -----------   -----------
Less distributions from:
   Net investment income ........................         (0.37)         (0.49)        (0.41)        (0.41)        (0.45)
   Net realized gains ...........................         (1.81)         (1.68)        (1.32)        (0.78)           --
                                                    -----------    -----------   -----------   -----------   -----------
Total distributions .............................         (2.18)         (2.17)        (1.73)        (1.19)        (0.45)
                                                    -----------    -----------   -----------   -----------   -----------
Redemption fees(c) ..............................            --             --            --            --            --
                                                    -----------    -----------   -----------   -----------   -----------
Net asset value, end of year ....................   $     19.82    $     26.15   $     25.29   $     23.86   $     21.03
                                                    ===========    ===========   ===========   ===========   ===========
Total return(d) .................................        (17.43)%        12.60%        14.52%        19.72%        16.14%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................          1.03%          1.01%         1.05%         1.06%         1.10%
Net investment income ...........................          1.88%          1.44%         1.82%         1.61%         1.75%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $19,726,006    $27,997,564   $23,966,739   $20,786,173   $15,771,174
Portfolio turnover rate .........................         16.82%         20.37%        35.33%        19.95%        24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Growth Fund, Inc.

                                                                      YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------
CLASS B                                               2008        2007       2006       2005       2004
-------                                             --------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  25.55    $  24.75   $  23.37   $  20.64   $  18.24
                                                    --------    --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .....................       0.25        0.17       0.24       0.19       0.21
   Net realized and unrealized gains (losses) ...      (4.48)       2.61       2.70       3.59       2.54
                                                    --------    --------   --------   --------   --------
Total from investment operations ................      (4.23)       2.78       2.94       3.78       2.75
                                                    --------    --------   --------   --------   --------
Less distributions from:
   Net investment income ........................      (0.17)      (0.30)     (0.24)     (0.27)     (0.35)
   Net realized gains ...........................      (1.81)      (1.68)     (1.32)     (0.78)        --
                                                    --------    --------   --------   --------   --------
Total distributions .............................      (1.98)      (1.98)     (1.56)     (1.05)     (0.35)
                                                    --------    --------   --------   --------   --------
Redemption fees(c) ..............................         --          --         --         --         --
                                                    --------    --------   --------   --------   --------
Net asset value, end of year ....................   $  19.34    $  25.55   $  24.75   $  23.37   $  20.64
                                                    ========    ========   ========   ========   ========
Total return(d) .................................     (18.07)%     11.78%     13.65%     18.84%     15.27%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................       1.78%       1.76%      1.79%      1.81%      1.85%
Net investment income ...........................       1.13%       0.69%      1.08%      0.86%      1.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $347,203    $563,335   $580,530   $557,670   $433,467
Portfolio turnover rate .........................      16.82%      20.37%     35.33%     19.95%     24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Growth Fund, Inc.

                                                                            YEAR ENDED AUGUST 31,
                                                    ---------------------------------------------------------------
CLASS C                                                2008          2007         2006         2005         2004
-------                                             ----------    ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    25.40    $    24.63   $    23.28   $    20.56   $    18.15
                                                    ----------    ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) .....................         0.25          0.17         0.25         0.19         0.20
   Net realized and unrealized gains (losses) ...        (4.46)         2.60         2.67         3.57         2.54
                                                    ----------    ----------   ----------   ----------   ----------
Total from investment operations ................        (4.21)         2.77         2.92         3.76         2.74
                                                    ----------    ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ........................        (0.18)        (0.32)       (0.25)       (0.26)       (0.33)
   Net realized gains ...........................        (1.81)        (1.68)       (1.32)       (0.78)          --
                                                    ----------    ----------   ----------   ----------   ----------
Total distributions .............................        (1.99)        (2.00)       (1.57)       (1.04)       (0.33)
                                                    ----------    ----------   ----------   ----------   ----------
Redemption fees(c) ..............................           --            --           --           --           --
                                                    ----------    ----------   ----------   ----------   ----------
Net asset value, end of year ....................   $    19.20    $    25.40   $    24.63   $    23.28   $    20.56
                                                    ==========    ==========   ==========   ==========   ==========
Total return(d) .................................       (18.08)%       11.78%       13.71%       18.77%       15.30%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................         1.77%         1.76%        1.79%        1.81%        1.85%
Net investment income ...........................         1.14%         0.69%        1.08%        0.86%        1.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,840,818    $2,759,141   $2,362,844   $1,965,909   $1,394,289
Portfolio turnover rate .........................        16.82%        20.37%       35.33%       19.95%       24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Growth Fund, Inc.

                                                                     YEAR ENDED AUGUST 31,
                                                    ---------------------------------------------------
CLASS R                                               2008       2007       2006       2005       2004
-------                                             --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  25.88   $  25.06   $  23.68   $  20.90   $ 18.44
                                                    --------   --------   --------   --------   -------
Income from investment operations(a):
   Net investment income(b) .....................       0.36       0.31       0.45       0.32      0.33
   Net realized and unrealized gains (losses) ...      (4.52)      2.63       2.62       3.62      2.56
                                                    --------   --------   --------   --------   -------
Total from investment operations ................      (4.16)      2.94       3.07       3.94      2.89
                                                    --------   --------   --------   --------   -------
Less distributions from:
   Net investment income ........................      (0.31)     (0.44)     (0.37)     (0.38)    (0.43)
   Net realized gains ...........................      (1.81)     (1.68)     (1.32)     (0.78)       --
                                                    --------   --------   --------   --------   -------
Total distributions .............................      (2.12)     (2.12)     (1.69)     (1.16)    (0.43)
                                                    --------   --------   --------   --------   -------
Redemption fees(c) ..............................         --         --         --         --        --
                                                    --------   --------   --------   --------   -------
Net asset value, end of year ....................   $  19.60   $  25.88   $  25.06   $  23.68   $ 20.90
                                                    ========   ========   ========   ========   =======
Total return(d) .................................     (17.64)%    12.33%     14.22%     19.44%    15.85%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................       1.28%      1.26%      1.30%      1.31%     1.35%
Net investment income ...........................       1.63%      1.19%      1.57%      1.36%     1.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $304,469   $467,391   $403,334   $123,139   $57,951
Portfolio turnover rate .........................      16.82%     20.37%     35.33%     19.95%    24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Growth Fund, Inc.

                                                                          YEAR ENDED AUGUST 31,
                                                    -------------------------------------------------------------
ADVISOR CLASS                                          2008          2007         2006         2005        2004
-------------                                       ----------    ----------   ----------   ----------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    26.22    $    25.34   $    23.90   $    21.07   $  18.57
                                                    ----------    ----------   ----------   ----------   --------
Income from investment operations(a):
   Net investment income(b) .....................         0.49          0.45         0.51         0.45       0.48
   Net realized and unrealized gains (losses) ...        (4.59)         2.66         2.72         3.63       2.52
                                                    ----------    ----------   ----------   ----------   --------
Total from investment operations ................        (4.10)         3.11         3.23         4.08       3.00
                                                    ----------    ----------   ----------   ----------   --------
Less distributions from:
   Net investment income ........................        (0.44)        (0.55)       (0.47)       (0.47)     (0.50)
   Net realized gains ...........................        (1.81)        (1.68)       (1.32)       (0.78)        --
                                                    ----------    ----------   ----------   ----------   --------
Total distributions .............................        (2.25)        (2.23)       (1.79)       (1.25)     (0.50)
                                                    ----------    ----------   ----------   ----------   --------
Redemption fees(c) ..............................           --            --           --           --         --
                                                    ----------    ----------   ----------   ----------   --------
Net asset value, end of year ....................   $    19.87    $    26.22   $    25.34   $    23.90   $  21.07
                                                    ==========    ==========   ==========   ==========   ========
Total return ....................................       (17.24)%       12.93%       14.83%       19.97%     16.43%
RATIOS TO AVERAGE NET ASSETS
Expenses(d) .....................................         0.78%         0.76%        0.80%        0.81%      0.85%
Net investment income ...........................         2.13%         1.69%        2.07%        1.86%      2.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $5,008,718    $6,458,094   $3,972,615   $2,549,202   $911,764
Portfolio turnover rate .........................        16.82%        20.37%       35.33%       19.95%     24.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, AUGUST 31, 2008

                                                          INDUSTRY                       SHARES          VALUE
                                           ----------------------------------------   -----------   ---------------
    COMMON STOCKS 99.1%
    FINLAND 1.2%
    Stora Enso OYJ, R ..................           Paper & Forest Products             11,800,820   $   118,758,960
    UPM-Kymmene OYJ ....................           Paper & Forest Products             12,784,220       219,427,060
                                                                                                    ---------------
                                                                                                        338,186,020
                                                                                                    ---------------
    FRANCE 8.0%
    Accor SA ...........................        Hotels, Restaurants & Leisure           1,630,328       108,224,019
    France Telecom SA ..................    Diversified Telecommunication Services     13,767,620       406,668,554
    Peugeot SA .........................                 Automobiles                    3,073,248       146,614,942
    Sanofi-Aventis .....................               Pharmaceuticals                  7,000,000       499,176,059
    Total SA, B ........................         Oil, Gas & Consumable Fuels            7,552,490       543,394,183
    Vivendi SA .........................                    Media                      12,000,000       465,449,732
                                                                                                    ---------------
                                                                                                      2,169,527,489
                                                                                                    ---------------
    GERMANY 6.7%
    Bayerische Motoren Werke AG ........                 Automobiles                    5,908,830       244,878,150
    Deutsche Post AG ...................           Air Freight & Logistics             11,870,380       278,273,265
(a) Infineon Technologies AG ...........   Semiconductors & Semiconductor Equipment    16,524,234       142,052,552
    Merck KGaA .........................               Pharmaceuticals                    624,879        71,594,070
    Muenchener Rueckversicherungs-
       Gesellschaft AG .................                  Insurance                       688,370       107,093,397
    SAP AG .............................                   Software                     4,151,770       232,632,232
    Siemens AG .........................           Industrial Conglomerates             6,883,810       750,827,092
                                                                                                    ---------------
                                                                                                      1,827,350,758
                                                                                                    ---------------
    HONG KONG 1.1%
    Cheung Kong (Holdings) Ltd. ........     Real Estate Management & Development      13,767,800       197,930,317
    Swire Pacific Ltd., A ..............     Real Estate Management & Development       9,037,000        90,896,855
                                                                                                    ---------------
                                                                                                        288,827,172
                                                                                                    ---------------
    INDIA 0.3%
    ICICI Bank Ltd., ADR ...............               Commercial Banks                 2,366,030        73,394,251
                                                                                                    ---------------
    IRELAND 0.3%
    CRH PLC ............................            Construction Materials              3,122,462        81,535,596
                                                                                                    ---------------
    ITALY 3.7%
    Eni SpA ............................         Oil, Gas & Consumable Fuels           10,132,262       330,427,330
    Intesa Sanpaolo SpA ................               Commercial Banks                60,870,272       327,942,070
    UniCredit SpA ......................               Commercial Banks                65,000,000       351,383,154
                                                                                                    ---------------
                                                                                                      1,009,752,554
                                                                                                    ---------------
    JAPAN 4.5%
    FUJIFILM Holdings Corp. ............      Electronic Equipment & Instruments        7,867,100       219,012,431
    Konica Minolta Holdings Ltd. .......              Office Electronics               19,667,500       274,484,863
    Mitsubishi UFJ Financial Group
       Inc. ............................               Commercial Banks                16,137,675       124,398,285
    NGK Spark Plug Co. Ltd. ............               Auto Components                  3,532,000        39,363,432
    NOK Corp. ..........................               Auto Components                  6,977,100       100,771,786
    Shinsei Bank Ltd. ..................               Commercial Banks                39,879,000       137,033,683


                               26 | Annual Report

Templeton Growth Fund, Inc.

                                                          INDUSTRY                       SHARES          VALUE
                                           ----------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    Sumitomo Mitsui Financial Group
       Inc. ............................               Commercial Banks                    21,775   $   134,043,091
    Toyota Motor Corp. .................                 Automobiles                    4,579,510       207,432,785
                                                                                                    ---------------
                                                                                                      1,236,540,356
                                                                                                    ---------------
    NETHERLANDS 4.0%
    ING Groep NV .......................        Diversified Financial Services         13,150,190       411,676,930
    Koninklijke Philips Electronics
       NV ..............................           Industrial Conglomerates             9,311,160       303,786,633
    Randstad Holding NV ................        Commercial Services & Supplies          2,599,990        80,097,887
    Reed Elsevier NV ...................                    Media                      15,106,329       253,300,039
    SBM Offshore NV ....................         Energy Equipment & Services            2,077,888        50,448,728
                                                                                                    ---------------
                                                                                                      1,099,310,217
                                                                                                    ---------------
    NORWAY 0.4%
    Aker Solutions ASA .................         Energy Equipment & Services            4,700,945       108,149,910
                                                                                                    ---------------
    RUSSIA 0.5%
    Gazprom, ADR .......................         Oil, Gas & Consumable Fuels            3,650,000       141,437,500
                                                                                                    ---------------
    SINGAPORE 1.5%
(a) Flextronics International Ltd. .....      Electronic Equipment & Instruments        7,663,690        68,360,115
    Singapore Telecommunications Ltd. ..    Diversified Telecommunication Services    131,816,000       328,215,053
                                                                                                    ---------------
                                                                                                        396,575,168
                                                                                                    ---------------
    SOUTH KOREA 3.9%
    Hyundai Motor Co. Ltd. .............                 Automobiles                    3,000,000       197,475,327
    Kookmin Bank .......................               Commercial Banks                 4,621,992       254,172,431
    KT Corp., ADR ......................    Diversified Telecommunication Services     12,922,490       263,101,896
    Samsung Electronics Co. Ltd. .......   Semiconductors & Semiconductor Equipment       749,384       354,998,526
                                                                                                    ---------------
                                                                                                      1,069,748,180
                                                                                                    ---------------
    SPAIN 0.7%
    Telefonica SA ......................    Diversified Telecommunication Services      8,108,815       201,155,118
                                                                                                    ---------------
    SWEDEN 1.1%
    Telefonaktiebolaget LM Ericsson,
       B ...............................           Communications Equipment            16,476,380       186,372,837
    Svenska Cellulosa AB, B ............           Paper & Forest Products             10,292,707       117,223,559
                                                                                                    ---------------
                                                                                                        303,596,396
                                                                                                    ---------------
    SWITZERLAND 3.7%
    Adecco SA ..........................        Commercial Services & Supplies          2,672,390       125,950,818
    Nestle SA ..........................                Food Products                   6,808,690       300,492,494
    Novartis AG ........................               Pharmaceuticals                  7,867,210       439,726,458
(a) UBS AG .............................               Capital Markets                  6,672,870       146,279,588
                                                                                                    ---------------
                                                                                                      1,012,449,358
                                                                                                    ---------------
    TAIWAN 0.6%
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ........................   Semiconductors & Semiconductor Equipment    88,837,002       165,821,563
                                                                                                    ---------------


                               Annual Report | 27

Templeton Growth Fund, Inc.

                                                          INDUSTRY                       SHARES          VALUE
                                           ----------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    TURKEY 0.3%
    Turkcell Iletisim Hizmetleri AS,
       ADR .............................      Wireless Telecommunication Services       5,294,690   $    87,627,120
                                                                                                    ---------------
    UNITED KINGDOM 15.5%
    Aviva PLC ..........................                   Insurance                   40,000,000       375,245,400
    BAE Systems PLC ....................              Aerospace & Defense               9,011,320        78,867,787
    BP PLC .............................          Oil, Gas & Consumable Fuels          49,232,798       474,651,552
    Compass Group PLC ..................         Hotels, Restaurants & Leisure         44,676,864       298,556,594
    GlaxoSmithKline PLC ................                Pharmaceuticals                21,052,580       497,677,325
    HSBC Holdings PLC ..................               Commercial Banks                29,333,897       464,185,570
    Kingfisher PLC .....................               Specialty Retail                78,517,145       191,124,241
    Old Mutual PLC .....................                   Insurance                   67,233,565       119,648,144
    Pearson PLC ........................                     Media                     16,742,020       207,275,340
    Royal Bank of Scotland Group PLC ...               Commercial Banks                49,560,000       212,132,351
    Royal Dutch Shell PLC, B ...........          Oil, Gas & Consumable Fuels          14,851,824       512,354,946
    Standard Life PLC ..................                   Insurance                   26,586,490       121,675,947
    Tesco PLC ..........................           Food & Staples Retailing             3,952,630        27,494,809
    Vodafone Group PLC .................      Wireless Telecommunication Services     199,750,469       513,725,241
    Wolseley PLC .......................       Trading Companies & Distributors        12,373,734       100,399,325
    Yell Group PLC .....................                     Media                      6,840,478        13,532,754
                                                                                                    ---------------
                                                                                                      4,208,547,326
                                                                                                    ---------------
    UNITED STATES 41.1%
    Abbott Laboratories ................                Pharmaceuticals                   327,500        18,808,325
    Accenture Ltd., A ..................                  IT Services                  17,344,050       717,349,908
    ACE Ltd. ...........................                   Insurance                    1,055,370        55,523,016
    American Express Co. ...............               Consumer Finance                 1,114,070        44,206,298
    American International Group Inc. ..                   Insurance                   11,000,000       236,390,000
(a) Amgen Inc. .........................                 Biotechnology                 11,000,000       691,350,000
    Bank of America Corp. ..............        Diversified Financial Services          1,337,130        41,638,228
(a) Boston Scientific Corp. ............       Health Care Equipment & Supplies        32,452,280       407,600,637
(a) Cisco Systems Inc. .................           Communications Equipment             7,246,930       174,288,666
    Comcast Corp., A ...................                     Media                     21,480,140       454,090,160
    Covidien Ltd. ......................       Health Care Equipment & Supplies         6,392,110       345,621,388
    Eastman Kodak Co. ..................         Leisure Equipment & Products           2,789,520        45,162,329
    El Paso Corp. ......................          Oil, Gas & Consumable Fuels          25,700,610       430,742,224
(a) Expedia Inc. .......................           Internet & Catalog Retail            6,111,453       107,928,260
    FedEx Corp. ........................            Air Freight & Logistics             1,264,130       104,695,247
    General Electric Co. ...............           Industrial Conglomerates            22,000,000       618,200,000
    Harley-Davidson Inc. ...............                  Automobiles                   3,441,900       136,918,782
    International Paper Co. ............            Paper & Forest Products             4,917,010       133,005,120
    Merck & Co. Inc. ...................                Pharmaceuticals                 6,883,810       245,545,503
    Microsoft Corp. ....................                   Software                    31,468,870       858,785,462
    News Corp., A ......................                     Media                     40,000,000       566,400,000
(a) Oracle Corp. .......................                   Software                    33,779,900       740,793,207
    Pentair Inc. .......................                   Machinery                    2,849,562       104,721,404
    Pfizer Inc. ........................                Pharmaceuticals                34,000,000       649,740,000
    Pitney Bowes Inc. ..................        Commercial Services & Supplies          3,124,070       106,686,990
    Progressive Corp. ..................                   Insurance                    9,756,200       180,197,014


                               28 | Annual Report

Templeton Growth Fund, Inc.

                                                          INDUSTRY                       SHARES          VALUE
                                           ----------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
    Raytheon Co. .......................              Aerospace & Defense               1,295,880   $    77,739,841
    Seagate Technology .................            Computers & Peripherals            18,636,450       277,869,469
    Sprint Nextel Corp. ................      Wireless Telecommunication Services      33,000,000       287,760,000
    Target Corp. .......................               Multiline Retail                   578,440        30,668,889
    Time Warner Inc. ...................                     Media                     34,419,090       563,440,503
    Torchmark Corp. ....................                   Insurance                    2,770,230       165,493,540
    Tyco Electronics Ltd. ..............      Electronic Equipment & Instruments        9,000,000       296,190,000
    Tyco International Ltd. ............           Industrial Conglomerates             6,500,000       278,720,000
    United Parcel Service Inc., B ......            Air Freight & Logistics             7,000,000       448,840,000
(a) USG Corp. ..........................               Building Products                3,687,654       102,369,275
(a) Viacom Inc., B .....................                     Media                     14,751,030       434,860,364
                                                                                                    ---------------
                                                                                                     11,180,340,049
                                                                                                    ---------------
    TOTAL COMMON STOCKS
       (COST $27,706,653,768) ..........                                                             26,999,872,101
                                                                                                    ---------------

                                                                                       PRINCIPAL
                                                                                       AMOUNT(b)
                                                                                      -----------
    SHORT TERM INVESTMENTS 0.8%
    U.S. GOVERNMENT AND AGENCY
    SECURITIES 0.8%
(c) FHLB, 9/02/08 ......................                                              173,025,000       173,025,000
    FHLB, 4.625%, 11/21/08 .............                                               40,000,000        40,163,600
                                                                                                    ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $213,170,157) ..                                                                213,188,600
                                                                                                    ---------------
    TOTAL INVESTMENTS
       (COST $27,919,823,925) 99.9% ....                                                             27,213,060,701
    OTHER ASSETS, LESS LIABILITIES
       0.1% ............................                                                                 14,154,746
                                                                                                    ---------------
    NET ASSETS 100.0% ..................                                                            $27,227,215,447
                                                                                                    ===============

SELECTED PORTFOLIO ABBREVIATIONS
ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank

(a)  Non-income producing for the twelve months ended August 31, 2008.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

Assets:
   Investments in securities:
      Cost ..................................................   $27,919,823,925
                                                                ---------------
      Value .................................................   $27,213,060,701
   Cash .....................................................         2,155,872
   Foreign currency, at value (cost $10,838,755) ............        10,774,774
   Receivables:
      Investment securities sold ............................        31,230,091
      Capital shares sold ...................................        20,933,930
      Dividends and interest ................................        60,525,241
                                                                ---------------
         Total assets .......................................    27,338,680,609
                                                                ---------------
Liabilities:
   Payables:
      Investment securities purchased .......................        31,665,368
      Capital shares redeemed ...............................        50,518,502
      Affiliates ............................................        23,177,091
   Accrued expenses and other liabilities ...................         6,104,201
                                                                ---------------
         Total liabilities ..................................       111,465,162
                                                                ---------------
            Net assets, at value ............................   $27,227,215,447
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $27,355,758,081
   Undistributed net investment income ......................       576,631,310
   Net unrealized appreciation (depreciation) ...............      (708,189,120)
   Accumulated net realized gain (loss) .....................         3,015,176
                                                                ---------------
            Net assets, at value ............................   $27,227,215,447
                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2008

CLASS A:
   Net assets, at value .....................................   $19,726,006,180
                                                                ---------------
   Shares outstanding .......................................       995,401,171
                                                                ---------------
   Net asset value per share(a) .............................   $         19.82
                                                                ---------------
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................   $         21.03
                                                                ---------------
CLASS B:
   Net assets, at value .....................................   $   347,203,141
                                                                ---------------
   Shares outstanding .......................................        17,951,758
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         19.34
                                                                ---------------
CLASS C:
   Net assets, at value .....................................   $ 1,840,818,474
                                                                ---------------
   Shares outstanding .......................................        95,857,207
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         19.20
                                                                ---------------
CLASS R:
   Net assets, at value .....................................   $   304,469,426
                                                                ---------------
   Shares outstanding .......................................        15,532,154
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         19.60
                                                                ---------------
ADVISOR CLASS:
   Net assets, at value .....................................   $ 5,008,718,226
                                                                ---------------
   Shares outstanding .......................................       252,108,575
                                                                ---------------
   Net asset value and maximum offering price per share(a) ..   $         19.87
                                                                ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended August 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $82,467,268)
      Unaffiliated issuers ..................................   $   913,011,177
      Non-controlled affiliated issuers (Note 8) ............        20,922,815
   Interest .................................................        37,805,434
                                                                ---------------
            Total investment income .........................       971,739,426
                                                                ---------------
Expenses:
   Management fees (Note 3a) ................................       189,103,709
   Administrative fees (Note 3b) ............................        25,649,883
   Distribution fees: (Note 3c)
      Class A ...............................................        60,592,524
      Class B ...............................................         4,601,990
      Class C ...............................................        23,411,996
      Class R ...............................................         1,920,809
   Transfer agent fees (Note 3e) ............................        36,152,650
   Custodian fees (Note 4) ..................................         4,462,639
   Reports to shareholders ..................................         1,747,906
   Registration and filing fees .............................           528,006
   Professional fees ........................................           594,632
   Directors' fees and expenses .............................           343,407
   Other ....................................................           816,623
                                                                ---------------
            Total expenses ..................................       349,926,774
            Expense reductions (Note 4) .....................          (112,032)
                                                                ---------------
               Net expenses .................................       349,814,742
                                                                ---------------
                  Net investment income .....................       621,924,684
                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ...............................     1,282,074,519
         Non-controlled affiliated issuers (Note 8) .........      (662,925,558)
      Foreign currency transactions .........................        21,839,867
                                                                ---------------
               Net realized gain (loss) .....................       640,988,828
                                                                ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................    (7,427,555,180)
      Translation of other assets and liabilities denominated
         in foreign currencies ..............................        (1,976,607)
                                                                ---------------
               Net change in unrealized appreciation
                 (depreciation) .............................    (7,429,531,787)
                                                                ---------------
Net realized and unrealized gain (loss) .....................    (6,788,542,959)
                                                                ---------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $(6,166,618,275)
                                                                ===============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED AUGUST 31,
                                                                ----------------------------------
                                                                      2008               2007
                                                                ----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $    621,924,684   $   513,096,325
      Net realized gain (loss) from investments and foreign
         currency transactions ..............................        640,988,828     2,248,586,838
      Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and
         liabilities denominated in foreign currencies ......     (7,429,531,787)    1,231,732,347
                                                                ----------------   ---------------
            Net increase (decrease) in net assets resulting
               from operations ..............................     (6,166,618,275)    3,993,415,510
                                                                ----------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................       (398,180,382)     (472,698,663)
         Class B ............................................         (3,557,189)       (7,025,647)
         Class C ............................................        (19,831,619)      (30,736,178)
         Class R ............................................         (5,485,538)       (7,235,471)
         Advisor Class ......................................       (111,288,787)      (91,885,469)
   Net realized gains:
         Class A ............................................     (1,932,682,568)   (1,615,535,935)
         Class B ............................................        (38,875,982)      (39,138,180)
         Class C ............................................       (196,075,375)     (163,775,141)
         Class R ............................................        (32,361,661)      (27,527,557)
         Advisor Class ......................................       (459,228,781)     (277,255,005)
                                                                ----------------   ---------------
   Total distributions to shareholders ......................     (3,197,567,882)   (2,732,813,246)
                                                                ----------------   ---------------
   Capital share transactions: (Note 2)
         Class A ............................................     (1,493,923,114)    3,063,601,833
         Class B ............................................        (86,812,017)      (39,451,658)
         Class C ............................................       (250,773,274)      310,700,465
         Class R ............................................        (56,111,994)       48,144,040
         Advisor Class ......................................        233,428,067     2,315,763,985
                                                                ----------------   ---------------
   Total capital share transactions .........................     (1,654,192,332)    5,698,758,665
                                                                ----------------   ---------------
   Redemption fees ..........................................             70,012           102,551
                                                                ----------------   ---------------
            Net increase (decrease) in net assets ...........    (11,018,308,477)    6,959,463,480
Net assets:
   Beginning of year ........................................     38,245,523,924    31,286,060,444
                                                                ----------------   ---------------
   End of year ..............................................   $ 27,227,215,447   $38,245,523,924
                                                                ================   ===============
Undistributed net investment income included in net assets:
   End of year ..............................................   $    576,631,310   $   446,594,400
                                                                ================   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                               34 | Annual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 35

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee will be eliminated.


                               36 | Annual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At August 31, 2008, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     YEAR ENDED AUGUST 31,
                                                                ---------------------------------------------------------------
                                                                             2008                             2007
                                                                ------------------------------   ------------------------------
                                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                                ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ..............................................    126,468,089   $ 2,928,878,098    225,710,785   $ 5,875,431,840
   Shares issued in reinvestment of distributions ...........     81,526,423     2,015,496,803     73,223,640     1,796,575,224
   Shares redeemed ..........................................   (283,228,141)   (6,438,298,015)  (175,958,675)   (4,608,405,231)
                                                                ------------   ---------------   ------------   ---------------
   Net increase (decrease) ..................................    (75,233,629)  $(1,493,923,114)   122,975,750   $ 3,063,601,833
                                                                ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold ..............................................        357,372   $     8,136,111        604,753   $    15,300,419
   Shares issued in reinvestment of distributions ...........      1,598,248        38,753,026      1,750,128        42,085,963
   Shares redeemed ..........................................     (6,053,074)     (133,701,154)    (3,759,954)      (96,838,040)
                                                                ------------   ---------------   ------------   ---------------
   Net increase (decrease) ..................................     (4,097,454)  $   (86,812,017)    (1,405,073)  $   (39,451,658)
                                                                ============   ===============   ============   ===============
CLASS C SHARES:
   Shares sold ..............................................      8,904,679   $   202,266,942     18,577,793   $   471,011,227
   Shares issued in reinvestment of distributions ...........      7,786,538       187,468,064      7,017,519       167,782,505
   Shares redeemed ..........................................    (29,475,200)     (640,508,280)   (12,894,022)     (328,093,267)
                                                                ------------   ---------------   ------------   ---------------
   Net increase (decrease) ..................................    (12,783,983)  $  (250,773,274)    12,701,290   $   310,700,465
                                                                ============   ===============   ============   ===============
CLASS R SHARES:
   Shares sold ..............................................      4,093,419   $    92,473,831      6,284,962   $   162,082,026
   Shares issued in reinvestment of distributions ...........      1,527,062        37,405,095      1,416,323        34,427,697
   Shares redeemed ..........................................     (8,146,329)     (185,990,920)    (5,736,892)     (148,365,683)
                                                                ------------   ---------------   ------------   ---------------
   Net increase (decrease) ..................................     (2,525,848)  $   (56,111,994)     1,964,393   $    48,144,040
                                                                ============   ===============   ============   ===============


                               Annual Report | 37

Templeton Growth Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                     YEAR ENDED AUGUST 31,
                                   ---------------------------------------------------------
                                               2008                          2007
                                   ---------------------------   ---------------------------
                                      SHARES         AMOUNT        SHARES         AMOUNT
                                   -----------   -------------   ----------   --------------
ADVISOR CLASS SHARES:
   Shares sold .................    14,115,788   $ 345,387,849   81,193,552   $2,119,863,197
   Shares issued in reinvestment
      of distributions .........    22,277,647     551,125,894   14,307,566      351,653,615
   Shares redeemed .............   (30,632,913)   (663,085,676)  (5,907,430)    (155,752,827)
                                   -----------   -------------   ----------   --------------
   Net increase (decrease) .....     5,760,522   $ 233,428,067   89,593,688   $2,315,763,985
                                   ===========   =============   ==========   ==============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         Over $20 billion, up to and including $25 billion
       0.530%         Over $25 billion, up to and including $30 billion
       0.520%         Over $30 billion, up to and including $35 billion
       0.510%         Over $35 billion, up to and including $40 billion
       0.500%         Over $40 billion, up to and including $45 billion
       0.490%         In excess of $45 billion


                               38 | Annual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .............   0.25%
Class B .............   1.00%
Class C .............   1.00%
Class R .............   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $4,199,688
Contingent deferred sales charges retained ...................   $  809,132

E. TRANSFER AGENT FEES

For the year ended August 31, 2008, the Fund paid transfer agent fees of $36,152,650, of which $20,684,523 was retained by Investor Services.


                               Annual Report | 39

Templeton Growth Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2008, the Fund deferred realized capital losses of $2,023,875.

The tax character of distributions paid during the years ended August 31, 2008 and 2007, was as follows:

                                     2008             2007
                                --------------   --------------
Distributions paid from:
   Ordinary income ..........   $  709,809,057   $  817,884,957
   Long term capital gain ...    2,487,758,825    1,914,928,289
                                --------------   --------------
                                $3,197,567,882   $2,732,813,246
                                ==============   ==============

At August 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................   $27,921,298,423
                                                 ===============
Unrealized appreciation ......................   $ 3,087,871,114
Unrealized depreciation ......................    (3,796,108,836)
                                                 ---------------
Net unrealized appreciation (depreciation) ...   $  (708,237,722)
                                                 ===============
Distributable earnings - undistributed
   ordinary income ...........................   $   583,144,858
                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2008, aggregated $5,490,516,904 and $8,738,747,937, respectively.


                               40 | Annual Report

Templeton Growth Fund, Inc.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended August 31, 2008, were as shown below.

                                    NUMBER OF                              NUMBER OF
                                   SHARES HELD                            SHARES HELD    VALUE
                                  AT BEGINNING     GROSS        GROSS        AT END      AT END    INVESTMENT    REALIZED CAPITAL
NAME OF ISSUER                       OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR     OF YEAR      INCOME         GAIN (LOSS)
--------------                    ------------   ---------   ----------   -----------   -------   -----------    ----------------
NON-CONTROLLED AFFILIATES
Chico's FAS, Inc. .............    13,897,527     102,473    14,000,000            --    $--(a)   $        --     $(246,852,574)
Eastman Kodak Co. .............    17,000,000          --    14,210,480     2,789,520     --(a)     6,037,333      (155,157,399)
The Interpublic Group of
   Cos. Inc. ..................    33,000,000          --    33,000,000            --     --(a)            --       (67,771,597)
Seagate Technology ............    33,000,000          --    14,363,550    18,636,450     --(a)    10,768,240        (6,499,888)
Tenet Healthcare Corp. ........    35,000,000          --    35,000,000            --     --(a)            --      (194,896,563)
Willis Group Holdings Ltd. ....     6,475,588          --     6,475,588            --     --(a)     4,117,242         8,252,463
                                                                                         ---      -----------     -------------
   TOTAL AFFILIATED SECURITIES
      (0.00% of Net Assets) ...                                                          $--      $20,922,815     $(662,925,558)
                                                                                         ===      ===========     =============

(a)  As of 8/31/08, no longer an affiliate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 41

Templeton Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 21, 2008


                               42 | Annual Report

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $570,020,960 as a long term capital gain dividend for the fiscal year ended August 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,304,011 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 23.91% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $939,570,160 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $17,721,147 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2008.

At August 31, 2008, more than 50% of the Templeton Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record on December 18, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will received Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               Annual Report | 43

Templeton Growth Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
HARRIS J. ASHTON (1932)          Director          Since 1992                     143             Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Director          Since                           28             SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                             January 2008                                   Allied Capital Corporation
Suite 2100                                                                                        (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Director          Since 2000                      21             Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company), Nuinsco Resources
Suite 2100                                                                                        Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                                    Royal Fidelity Merchant Bank &
                                                                                                  Trust Limited (financial
                                                                                                  services), C.A. Bancorp Inc.
                                                                                                  (financial services), Victory
                                                                                                  Nickel Inc. (mineral exploration),
                                                                                                  ABACO Markets Limited (retail
                                                                                                  distributors) and Belize
                                                                                                  Electricity Limited (electric
                                                                                                  utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).

EDITH E. HOLIDAY (1952)          Lead              Director                       143             Hess Corporation (exploration and
500 East Broward Blvd.           Independent       since 2000                                     refining of oil and gas), H.J.
Suite 2100                       Director          and Lead                                       Heinz Company (processed foods and
Fort Lauderdale, FL 33394-3091                     Independent                                    allied products), RTI
                                                   Director                                       International Metals, Inc.
                                                   since 2007                                     (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (rail-road) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               44 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
DAVID W. NIEMIEC (1949)          Director          Since 2005                      21             Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Director          Since 2003                     143             Hess Corporation (exploration and
500 East Broward Blvd.                                                                            refining of oil and gas) and
Suite 2100                                                                                        Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                    service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Director          Since 2005                     143             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Director          Since 2000                      21             None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Director          Since 2006                      35             El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                            (investments) and ARC Wireless
Suite 2100                                                                                        Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                                    components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.


                               Annual Report | 45

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)      Director,         Director, Chairman             143             None
One Franklin Parkway             Chairman of       of the Board
San Mateo, CA 94403-1906         the Board and     since 1995 and
                                 Vice President    Vice President
                                                   since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Director          Since 2007                      94             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief Financial   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer and       February 2008
San Mateo, CA 94403-1906         Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since                Not Applicable            Not Applicable
500 East Broward Blvd.                             February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               46 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.

GARY P. MOTYL (1952)             President         Since 2007           Not Applicable            Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 47

                                                                        NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN VETTER (1951)              Senior Vice       Since                Not Applicable            Not Applicable
500 East Broward Blvd.           President and     February 2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               48 | Annual Report

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 20, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


                               Annual Report | 49

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 29, 2008, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global large-cap value funds as selected by Lipper. The Board noted that while its annualized total return for the 10-year period was in the highest quintile of the Lipper performance universe, its total return for the one-year period was in the second-lowest quintile of its Lipper performance universe and its total return on an annualized basis placed it in the lowest quintile and second-lowest quintile of such universe for the previous three- and five-year periods, respectively. The Board noted that changes had been made in the Fund's lead portfolio manager during the past year and the independent Directors met separately with the lead portfolio manager and other management representatives to discuss steps being taken to improve such performance. While intending to continue monitoring the Fund, the Board was satisfied with management's response and the efforts being made to improve performance, including a recent addition to its portfolio management team.


                               50 | Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment fee rate for the Fund was in the middle quintile of its Lipper expense group and that its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution


                               Annual Report | 51

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets declining in graduated stages thereafter to a fee of 0.49% on assets in excess of $45 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2007, the Fund's net assets were approximately $37 billion, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               52 | Annual Report

Templeton Growth Fund, Inc.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 53

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation FunD
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama            Michigan(7)
Arizona            Minnesota(7)
California(8)      Missouri
Colorado           New Jersey
Connecticut        New York(8)
Florida            North Carolina
Georgia            Ohio(7)
Kentucky           Oregon
Louisiana          Pennsylvania
Maryland           Tennessee
Massachusetts(7)   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

10/08                                              Not part of the annual report

(FRANKLIN TEMPLETON     One Franklin Parkway
INVESTMENTS (R) LOGO)   San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 A2008 10/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $156,215 for the fiscal year ended August 31, 2008 and $164,713 for the fiscal year ended August 31, 2007.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $30,250 for the fiscal year ended August 31, 2008 and $4,534 for the fiscal year ended August 31, 2007. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $23,963 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $260,114 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $314,327 for the fiscal year ended August 31, 2008 and $50,534 for the fiscal year ended August 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  -----------------------------------
    Galen G. Vetter
    Chief Executive Officer - Finance and
     Administration
Date:  October 28, 2008


By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
    Chief Accounting Officer
Date:  October 28, 2008